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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 4, 1998

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-21681                47-0801192
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (402) 474-4800



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Item 4.  Changes in Registrant's Certifying Accountant.

            On May 18, 1998, Transcrypt International, Inc. (the "Company") received the response of its former auditors, Coopers & Lybrand L.L.P. ("Coopers"), to the Company's Current Report on Form 8-K filed with the Commission on May 4, 1998, which Form 8-K announced that Coopers had resigned as the Company's independent public accountant and had withdrawn its opinion on the Company's 1995 and 1996 financial statements, among other things. The March 18, 1998 response of Coopers, annexed hereto as Exhibit 16, is incorporated in its entirety by reference in response to this Item 4. The position of the Company on disputed issues is set forth in its May 4, 1998 Form 8-K filing, which is incorporated herein by this reference. The Company does not agree with Coopers' characterization of certain events in its response or the implications of Coopers' statements.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements.

                None required.

         (b)    Pro Forma Financial Information.

                None required.

         (c)    Exhibits.

                The following are furnished as exhibits to this report:

                 16 Letter from Coopers & Lybrand L.L.P. to the Commission dated May 18, 1998.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       TRANSCRYPT INTERNATIONAL, INC.


Date: May 20, 1998                     By:  /s/ JEFFERY L. FULLER
                                            -----------------------------------
                                            Jeffery L. Fuller
                                            Chief Executive Officer
                                            (Principal executive officer and
                                            duly authorized signatory)



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                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

16         Letter from Coopers & Lybrand L.L.P. to the Commission dated
           May 18, 1998.